INDUSTRIAL LEASE BETWEEN
                     GRAHAM INDUSTRIAL ASSOCIATION, INC. AND
                          CAVALIER MANUFACTURING, INC.
                            (With Option to Purchase)


         This lease is made and executed by and between GRAHAM INDUSTRIAL ASSOCIATION, INC., a Texas Corporation exempt from tax under IRC ss.501 (c)(4), referred to in this lease as "Lessor" and CAVALIER MANUFACTURING, INC. (Town & Country Homes Division), referred to in this lease as "Lessee."

                                    Section I

                             Description of Premises

          In consideration of the mutual covenants and agreements set forth in this lease, and other good and valuable consideration, Lessor demises and leases to Lessee, and Lessee leases from Lessor, the premises situated at 216 North Ohio Street, and 232 North Colorado, Graham, Young County, Texas, more particularly described as follows:

                  TRACT ONE:

                  All of that 14.80 acre tract described in that Warranty Deed from Otis Engineering Corporation to The Graham Industrial Association, Inc., filed of record in Volume 769, at Page 864, of the Deed Records of Young County, Texas, SAVE AND EXCEPT Tract two described below, leaving approximately 6.46 acres for Tract One, more or less.

                  TRACT TWO:

                  A tract of land containing 8.33 acres and being the East 8.33 acres of the 9.89 acre tract described in a deed from Graham Homes to Otis Engineering Co., recorded in Volume 546, Page 232 of the Deed Records of Young County, Texas, and the 0.13 acre tract described in a deed from Richard Scheriger to Otis Engineering Co. recorded in Volume 559, Page 702, of the Deed records of Young County, Texas, and being more particularly described as follows:

                  BEGINNING at the intersection of the north line of U.S. Highway No. 380, and the west line of Ohio Street being the southeast corner of said 9.89 acre tract; THENCE along the north line of U.S. Highway No. 380, West for a distance of
                  143.30 feet to the beginning of a curve to the right; THENCE along said curve to the right having a radius of 5675.00 feet and an arc length of 327.94 feet, being subtended by a chord of North 88 degrees 20 minutes 40 seconds West for a distance of 327.94 feet; THENCE North for a distance of 648.24 feet to a point in the southeast R.O.W. line of the abandoned railroad; THENCE with said line North 45 degrees 56 minutes 00 seconds East for a distance of 310.96 feet to the most northerly corner of said 0.13 acre tract; THENCE South 33 degrees 17 minutes 00 seconds East for a distance of 109.00 feet to the most easterly corner of said 0.13 acre tract; THENCE with the north and east lines of said 9.89 acre tract South 78 degrees 25 minutes 00 seconds East for a distance of
                  177.74 feet, South 15 degrees 12 minutes 00 seconds East for a distance of 52.20 feet, and South a distance of 696.80 feet to the point of beginning.

                  TRACT THREE

                  2.24 acres out of the Paul Pier Survey A-219, in Young County, Texas, described as follows:

                  Beginning at corner in North line of Avenue F being 1,574.1 feet south and 670.2 feet west of the most easterly Northeast corner of said Paul Pier Survey; THENCE north 295,4 feet to
                  South line of Powell Drive; THENCE east 330 feet to intersection of West line of Colorado Avenue; THENCE south
                  295.4 feet to North line of Avenue F; THENCE west 330 feet to place of beginning.

                                   Section II

                                      Term

          (a) Primary Term. The primary term of this lease shall be for a period of twenty (20) years, commencing on the 1st day of June, 1997, and ending on the 31st day of May, 2017, unless sooner terminated as provided in this lease.

          (b) Early  Termination.  This  lease  may  be   terminated at any time
after the expiration of four years from date hereof, provided Lessee gives 12-months written notice to lessor.
                                   Section III

                                      Rent

          (a) Fixed Rent. Subject to the other provisions hereof, Lessee agrees to pay to Lessor, as rent for the use and occupancy of the premises, the sum of $6,000.00 per month on or before the first day of each month, commencing June 1,1997, and continuing up to and including May 1, 2017. All rent due under the terms of this agreement is payable on or before the first day of each month. Lessee agrees to pay the fixed rent to Lessor at P. 0. Box 1465, Graham, Young County, Texas, or at such other location or locations as Lessor shall from time to time designate by written notice to Lessee.

          (b) Taxes and Assessments as Additional Rent

          i. In addition to the fixed rent specified in 111(a), Lessee shall pay the full amount of all real property taxes, special assessments, and governmental charges of every character imposed on the leased premises during the term of this lease, including any special assessments imposed on, or against, the premises for the construction or improvement of public works. This additional rent shall be payable directly to the entity imposing the tax, assessment or charge at least thirty (30) days prior to the date on which the payment is due. Lessee shall provide Lessor with a receipt or other evidence of payment for each such tax, assessment, or charge paid as soon as a receipt or other evidence is available to Lessee.

          ii. Lessee may, at its own expense, contest any tax or assessment for which Lessee is responsible under lll(a)(i). Except as provided in lll(b)(iii), Lessee need not pay the tax, assessment or charge during the pendency of the contest. Except as provided in lll(b)(iii), Lessee may prevent Lessor from paying any tax, assessment or charge that Lessee is contesting pursuant to this subsection, pending resolution of the contest, by depositing with Lessor the full amount of the tax or assessment, plus the amount of any penalty that might be imposed for failure to make timely payment and one (1) year of interest at the rate imposed by the entity levying the tax for assessment. Upon final resolution of the tax or assessment, Lessor shall pay to the entity entitled to receive them such funds plus any penalty or interest, due under the final resolution, and keep the balance of the deposit, if any. If the deposit is insufficient to pay these amounts, Lessee must immediately pay the balance due to the entity imposing the tax, assessment or charge.

          iii The provisions of lll(b)(ii) notwithstanding, Lessor may pay, or require Lessee to pay, any tax, assessment or charge for which Lessee is responsible under lll(b)(i), pending resolution of Lessee's contest of the tax, assessment or charge, if payment is demanded by a holder of a mortgage on the leased premises or if failure to pay will subject all or part of the leased premises to forfeiture or loss.

                                   Section IV

                                 Use of Premises

          The premises are leased to be used for the manufacturing and assembly of Lessee's associated products and equipment and related activities and for no other purpose without the written consent of Lessor, which consent shall not be unreasonably withheld.

                                    Section V

                               Property Insurance

          Lessee must, at its own expense during the lease term, keep all buildings and improvements on the premises insured against loss or damage by fire or theft and extended coverage if obtainable to include direct loss by windstorm, hail, explosion, riot or riot attending a strike, civil commotion, aircraft, vehicles, and smoke, in the total amounts of not less than 80% of the replacement cost of the building and improvements as determined by the insurance company. The insurance is to be carried by one or more insurance companies licensed to do business in Texas and approved by Lessor. The insurance policy or policies must name both Lessee and Lessor as insureds. The policies must provide that any proceeds for loss or damage to buildings or to improvements are payable solely to Lessor, who will or may use the sum for repair and restoration purposes as provided herein.

          Lessee must furnish Lessor with certificates of all insurance required by this article. If Lessee does not provide the certificates within 30 days after obtaining possession, or if Lessor allows any insurance required under this article to lapse, Lessor may, at its option, take out and pay the premiums on the necessary insurance to comply with Lessee's obligations under this article. Lessor is entitled to reimbursement from Lessee for all amounts spent to procure and maintain the insurance, with interest at the rate of 10% annually from the date Lessee receives Lessor's notice of payment until reimbursement.

                                   Section VI

                               Limitations on Use

          (a) Prohibition against Waste. Nuisance, or Unlawful Use. Lessee shall not commit, or allow to be committed, any waste on the premises, create or allow any nuisance to exist on the premises, or use or allow the premises to be used for any unlawful purpose.

          (b) Sale of Alcoholic Beverages Prohibited. Lessee shall not display, stock, offer to sell or sell, or permit the display, stocking, offering for sale, or sale of any alcoholic beverages, including beer and wine, in, on or from the leased premises.

          (c) Livestock on Leases Premises Prohibited. Lessee shall not allow any livestock, pets or other live animal of any kind in or on the leased premises. Lessee shall enforce this prohibition insofar as reasonably practicable, and Lessee's failure to do so shall be deemed a total breach of this lease.

                                   Section VII

                    Effect of Delay in Delivering Possession

          This lease shall not be rendered void or voidable by Lessor's inability to deliver possession to Lessee at the beginning of the lease term, nor shall such inability to deliver render Lessor liable to Lessee for loss or damage suffered thereby. If Lessor cannot deliver the premises at such time, the rent for the period between the beginning of the term and the time when Lessor can deliver possession will be deducted from the total rent of the lease. No extension of the lease shall result from a delay in delivering possession.

                                  Section VIII

                    Payment of Utilities and Garbage Removal

          (a) Utility Charges. Lessee shall pay all utility charges for water, electricity, heat, gas, and telephone services used in and about the leased premises during the term of the lease, all such charges to be paid by Lessee directly to the utility company or municipality furnishing the same, before the same shall become delinquent.

          (b) Garbage Removal. Lessee shall pay for the removal of all garbage and rubbish from the leased premises during the term of the lease.

                                   Section IX

                             Repairs and Maintenance

          (a) Lessor's and Lessee's Duty to Repair. Lessee, at Lessee's expense, shall maintain and keep the premises, including without limitation, windows, doors, skylights, adjacent sidewalks, storefront, and interior walls, in good repair. Lessee shall also maintain in good condition the building root and exterior wails. All maintenance and repairs required of Lessee by this section must be performed promptly when required and in a manner which will not cause depreciation in the value of the premises.

          (b) Lessee's Failure to Repair or Maintain. In the event Lessee fails to perform its obligation to repair or maintain, as set forth in IX(a) above, after notice from Lessor of the need for such repair or maintenance and the passage of a reasonable amount of time for performance after such notice, Lessor may enter the premises and make such repairs or perform such maintenance or cause such repairs to be made or maintenance to be performed, at Lessor's own expense. Upon Lessor's notice to Lessee of the performance and cost of any maintenance or repairs pursuant to this section, Lessee must immediately reimburse Lessor for any reasonable cost incurred by Lessor pursuant to this section, together with interest on any such sum at the highest legal rate from the date of the notice until the date paid by Lessee to Lessor.

          (c) Damage Arising from Lessee's Activities. In the event the activities of the Lessee cause any damage to the premises requiring replacement of any portion thereof or repairs thereto or if damage is sustained to the premises by virtue of the failure of the Lessee to take reasonable care to preserve and maintain said premises then Lessee shall take all steps and pay for all expense necessary in order to repair or replace any portion of the premises so damaged. Any insurance proceeds shall be made available to the Lessee for the repairs or replacement. In the event Lessee fails to act after notice by making repairs or replacement, then Lessor may proceed as provided in paragraph (b) above.

                                    Section X

                 Delivery, Acceptance. and Surrender of Premises

          Lessee agrees to accept the premises on possession as being in a good state of repair and in sanitary condition. Lessee agrees to surrender the premises to the Lessor at the end of the lease term, if the lease is not renewed, in the same condition as when Lessee took possession, allowing for reasonable use and wear, and damage by acts of God, including fire and storms. Lessee agrees to remove all business signs or symbols placed on the premises by Lessee before redelivery of the premises to the Lessor, and to restore the portion of the premises on which they were placed in the same condition as before their placement.


                                   Section XI

                       Representations as to Use and Zoning

          Lessor makes no warranty or representation of any kind concerning the condition of the leased premises or their fitness for the use intended by Lessee, or of their zoning, and hereby disclaims any personal knowledge with respect to these matters, it being expressly understood by the parties to this lease that Lessee has personally inspected the leased premises, knows their condition, finds them fit for Lessee's intended use, accepts them as is, and has ascertained that they can, under existing ordinances, be used for the purposes set forth in and limited by, this lease.

                                   Section XII

             Lessor's Right To Inspect, Repair and Maintain Premises

          Lessor reserves the right to enter the premises at reasonable times to inspect them, to perform all necessary and required maintenance and repair, and Lessee agrees to permit Lessor to do so. Lessor may, in connection with such maintenance or repairs, erect scaffolding, fences, and similar structures, post relevant notices, and place movable equipment without any obligation to reduce Lessee's rent for the premises during such period, and without incurring liability to Lessee for disturbance of quiet enjoyment of the premises, or loss of occupation of the premises.

                                  Section XIII

                            Trade Fixtures and Signs

          (a) Posting of Signs, Awnings, or Marquees by Lessee. Lessee may construct or place, or to permit construction or placement of signs on the premises. However, no such signs, awnings, marquees, or other structures shall be attached to the building without Lessor's consent.

          (b) Trade Fixtures. Lessee has the right at all times to erect or install shelves, bins, machinery, equipment, or other trade fixtures, in, on, or about the leased premises, provided that Lessee complies with all applicable governmental laws, ordinances, and regulations regarding such fixtures. Lessee has the right to remove all trade fixtures at the termination of this lease, provided Lessee is not in default under the lease and that the fixtures can be removed without structural damage to the building. Lessee must repair any damage to the leased premises caused by removal of trade fixtures, and all such repairs must be completed prior to the termination of the lease. Any trade fixtures that have not been removed by Lessee at the termination of this lease shall be deemed abandoned by the Lessee and shall automatically become the property of Lessor. In the event any trade fixture installed by Lessee is abandoned at the termination of the lease, Lessee must pay Lessor any reasonable expense actually incurred by Lessor to remove the fixture from the premises, provided the fixture is removed within thirty (30) days after Lessee has surrendered possession of the premises or prior to the entrance of any subsequent tenant unto the premises or use of the trade fixtures by Lessor.

                                   Section XIV

                                Mechanic's Liens

          Lessee will not permit any mechanic's lien or liens to be placed upon the leased premises or improvements on the premises. If a mechanic's lien is filed on the leased premises or on improvements on the leased premises, Lessee will promptly pay the lien. If default in payment of the lien continues for thirty (30) days after written notice from Lessor to Lessee, Lessor may, at Lessor's option, pay the lien or any portion of it without inquiry as to its validity. Any amounts paid by the Lessor to remove a mechanic's lien caused to be filed against the premises or improvements on the premises by Lessee, including expenses and interest, shall be due from Lessee to Lessor and shall be repaid to Lessor immediately on rendition of notice, together with interest at ten (10%) percent per annum until repaid.

                                   SECTION XV

                               Liability Insurance

          Lessee agrees to procure and maintain in force during the term of this lease and any extension of the lease, at Lessee's expense, public liability insurance in companies and through brokers approved by Lessor, adequate to protect against liability for damage claims through public use of or arising out of accidents occurring in or around the leased premises, in a minimum amount of $1,000,000 for each person injured, $2,000,000 for any one accident, and $400,000 for property damage. Such insurance policies shall provide coverage for Lessor's contingent liability on such claims or losses. The policies or certificates verifying coverage and copies of the policies shall be delivered to Lessor for keeping. Lessee agrees to obtain a written obligation from the insurers to notify Lessor in writing at least thirty (30) days prior to cancellation or refusal to renew any such policies. Lessee agrees that, if such insurance policies are not kept in force during the entire term of this lease and any extension of this lease, Lessor may procure the necessary insurance, pay the premium and that such premium shall be repaid to Lessor as an additional rent installment for the month following the date on which such premiums are paid and that such premium, plus interest at the rate of 10% per annum, shall be repaid to Lessor as an additional rent installment for the month following.

                                   Section XVI

                                 Indemnification

          Lessee agrees to indemnify and hold Lessor harmless against any and all claims, demands, damages, costs, and expenses, including reasonable attorney's fees for the defense of such claims and demands, arising from the conduct or management of Lessee's business on the leased premises, or Lessee's use of the leased premises or from any breach on the part of Lessee of any conditions of this lease, or from any act or negligence of Lessee, Lessee's agents, contractors, employees, subtenants, concessionaires, or licensees in or about the leased premises. In case of any action or proceeding brought against Lessor by reason of any such claim, Lessee, upon notice from Lessor, agrees to defend the action or proceeding by counsel acceptable to Lessor. Specifically, without limiting the foregoing, Lessee shall indemnify and hold Lessor harmless from any and all liability for damages that may result from the bursting, stoppage, or leakage of any water pipe, steam pipe or gas pipe, sewer, basin, toilet or drain and from any and all liability for any damage caused by water pipes, gas pipes or steam heat pipes, sewers, basins, toilets and/or drains.

                                  Section XVII

                             Assignment or Sublease

          Lessee agrees not to assign or sublease the premises leased, any part of the premises, or any right or privilege connected with it, or to allow any other person, except Lessee's agents and employees, to occupy the premises or any part of the premises, without first obtaining Lessor's written consent. Ore consent by Lessor shall not be a consent to a subsequent assignment, sublease, or occupation by other persons. Lessee's unauthorized assignment, sublease, or license to occupy shall be void, and shall terminate the lease at Lessor's option. Lessee's interest in this lease is not assignable by operation of law, nor is any assignment of Lessee's interest therein, without Lessor's written consent which will not be unreasonably withheld.

          Lessee may assign this lease to any subsidiary or corporate entity or limited liability company in which Lessee has at least a 25% ownership interest, but such assignment shall not release Lessee from any obligations hereunder and any Assignee must agree to also assume any obligations hereunder.

                                  Section XVIII

     Effect of Lessee's Receivership or Assignment for Benefit of Creditors

          Appointment of a receiver to take possession of Lessee's assets (except a receiver appointed at Lessor's request as herein in the lease) or Lessee's general assignment for benefit of creditors is a breach of this lease.

                                   Section XIX

                        Damage or Destruction of Premises

          (a) Total. If the premises should be totally destroyed by fire, tornado or other casualty, or if they should be so damaged that rebuilding or repairs cannot reasonably be completed within one hundred twenty (120) working days from the date of the occurrence of the damage, Lessor may, but shall not be required to repair the premises. If Lessor elects not to rebuild or repair the premises, Lessor shall so notify Lessee in writing and, subject to subparagraph
(c) below, this Lease shall terminate effective as of the date of said damage.

          (b) Partial. If the premises should be damaged by fire, tornado or other casualty but not to such an extent that rebuilding or repairs cannot reasonably be completed within one hundred twenty (120) working days from the date of the occurrence of the damage, this Lease shall not terminate, but Lessor shall, if the casualty has occurred prior to the final one hundred twenty (120) days of the Lease term proceed forthwith to rebuild or repair the premises to substantially the condition existing prior to such damage. If the casualty occurs during the final one hundred twenty (120) days of the Lease term, Lessor shall not be required to rebuild or repair such damage, but if Lessor does not so elect, Lessor shall so notify Lessee in writing, and this Lease shall terminate, effective as of the date of said damage. If the premises are to be rebuilt or repaired and are untenantable in whole or in part following such damage, the rents payable hereunder during the period in which it is untenantable shall be adjusted equitably.

          (c) Lessee's Right to Rebuild or Purchase. In the event Lessor elects not to rebuild or repair the premises pursuant to subparagraph (a) or (b) above, Lessee shall have the right to elect to rebuild or repair the premises itself, or to exercise Lessee's option to purchase the premises pursuant to Section XXVI of this Lease, by giving Lessor written notice of such election within 30 days after Lessee's receipt of Lessor's written notice advising Lessee that Lessor has elected not to rebuild the premises. If Lessee elects to rebuild or repair the premises, or to exercise its option to purchase the premises, the insurance proceeds, if any, resulting from such damage or destruction shall be paid to Lessee.

          (d) Limitation to Insurance Proceeds. Under no circumstances shall Lessor be obligated to incur for rebuilding or repairs any sum which exceeds the proceeds from insurance actually received or available to Lessor. If Lessee requests replacement, repairs or rebuilding of the premises and such cost exceeds the available insurance proceeds, then Lessee shall be responsible for such amount or expense exceeding insurance proceeds that are available.


                                   Section XX

                       Effect of Eminent Domain Proceedings

          (a) Condemnation. If during the term of this lease or any extension or renewal of it, all of the leased premises, or such portion thereof as would make the leased premises unsuitable for the purpose for which they have been leased, should be taken for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or should be sold to the condemning authority under threat of condemnation, this lease shall terminate, and the rent shall be abated during the unexpired portion of this lease, effective as of the date of the taking of the premises by the condemning authority.

          (b) Condemnation Award. Lessor and Lessee shall each be entitled to receive and retain such separate awards, and portions of lump sum awards, as may be allocated to their respective interests in any condemnation proceedings. The termination of this lease shall not affect the rights of the respective parties to such awards.



                                   Section XXI

                       Lessor's Remedies on Lessee's Breach

          If Lessee breaches this lease, Lessor shall have the following remedies in addition to its other rights and remedies in such event:

          (a) Reentry. Lessor may reenter the premises immediately, and remove all of Lessee's personnel and property from the premises. Lessor may store the property in a public warehouse or at another place of Lessor's choosing at Lessee's expense or to Lessee's account.

          (b) Termination. After reentry, Lessor may terminate the lease on giving fifteen (15) days' written notice of such termination to Lessee. Reentry only, without notice of termination, will not terminate the lease.

          (c) Reletting  Premises.  After  reentering,  Lessor  may  relet   the
premises or any part of the premises, for any term, without terminating the lease at such rent and on such terms as Lessor may choose. Lessor may make alterations and repairs to the premises.

          1. Liability of Lessee on Reletting. Lessee is liable to Lessor in addition to its other liability for breach of the lease for all expenses of the reletting, and of the alterations and repairs made, which Lessor may incur. In addition, Lessee is liable to Lessor for the difference between the rent received by Lessor under the reletting and the rent installments that are due for the same period under this lease.

          2.       Application  of Rent on Reletting.  Lessor at its option  may
                   apply   the   rent received from  reletting the   premises as
                   follows:

                   i. To reduce Lessee's indebtedness to Lessor under the lease, not including indebtedness for rent;

                   ii.      To expenses of  the reletting and   alterations  and
                   repairs made;

                   iii.     To rent due under this lease;

                   iv. To payment of future rent under this lease as it becomes due.

          If the new Lessee does not pay a rent installment promptly to Lessor, and the rent installment has been credited in advance of payment to Lessee's indebtedness other than rent, or if rentals from the new Lessee have been otherwise applied by Lessor as provided for in this lease, and during any rent installment period are less than the rent payable for the corresponding installment period under this lease, Lessee agrees to pay Lessor the deficiency separately for each rent installment deficiency period, and before the end of that period.

          Lessor may at any time after such reletting terminate the lease for the breach because of which it reentered and relet.

          Lessor may recover from Lessee on terminating the lease for Lessee's breach all damages proximately resulting from the breach, including the cost of recovering the premises, and the worth of the balance of this lease over the reasonable rental value of the premises for the remainder of the lease term, which sum shall be immediately due Lessor from Lessee.

          (d) Appointment of Receiver. After reentry, Lessor may procure the appointment of a receiver to take possession of and collect rents and profits from Lessee's business. If necessary, to collect such rents and profits the receiver may carry on Lessee's business and take possession of Lessee's personal property used in the business, including inventory, trade fixtures, and furnishings, and use them in the business without compensating Lessee for them. Proceedings for appointment of a receiver by Lessor, or the appointment of a receiver and the conducting by such receiver of Lessee's business, shall not terminate this lease unless Lessor has given Lessee written notice of such termination as provided in this lease.

          (e) LESSOR'S LIEN. IN ADDITION TO ALL OTHER REMEDIES PROVIDED TO LESSOR HEREUNDER, IT IS HEREBY EXPRESSLY AGREED THAT, IN THE EVENT OF DEFAULT BY LESSEE IN THE PAYMENT OF RENT OR ANY OTHER SUM DUE FROM LESSEE TO LESSOR UNDER THE TERMS OF THIS LEASE, LESSOR SHALL HAVE A LIEN UPON ALL FIXTURES, CHATTELS, OR OTHER PROPERTY OF ANY DESCRIPTION BELONGING TO LESSEE THAT ARE PLACED IN, OR BECOME A PART OF, THE LEASED PREMISES AS SECURITY FOR RENT DUE AND TO BECOME DUE FOR THE REMAINDER OF THE CURRENT LEASE TERM AND ANY OTHER SUM DUE FROM LESSEE TO LESSOR. THIS LIEN SHALL NOT BE IN LIEU OF, OR IN ANY WAY AFFECT, THE STATUTORY LESSOR'S LIEN GIVEN BY LAW BUT SHALL BE IN ADDITION TO THAT LIEN, AND LESSEE GRANTS TO LESSOR A SECURITY INTEREST IN ALL OF LESSEE'S PROPERTY PLACED IN OR ON THE LEASED PREMISES FOR PURPOSES OF THIS CONTRACTUAL LIEN. THIS SHALL NOT PREVENT THE SALE BY LESSEE OF ANY MERCHANDISE IN THE ORDINARY COURSE OF BUSINESS FREE OF SUCH LIEN TO LESSOR. IN THE EVENT LESSOR EXERCISES THE OPTION TO TERMINATE THE LEASEHOLD, REENTER, AND RELET THE PREMISES AS PROVIDED IN THE PRECEDING PARAGRAPH, THEN LESSOR, AFTER GIVING REASONABLE NOTICE TO LESSEE OF THE INTENT TO TAKE POSSESSION AND GIVING AN OPPORTUNITY FOR A HEARING ON THE MATTER, MAY TAKE POSSESSION OF ALL OF LESSEE'S PROPERTY ON THE PREMISES AND SELL IT AT PUBLIC OR PRIVATE SALE AFTER GIVING LESSEE REASONABLE NOTICE OF THE TIME AND PLACE OF ANY PUBLIC SALE OR OF THE TIME AFTER THAT ANY PRIVATE SALE IS TO BE MADE, FOR CASH OR ON CREDIT, FOR SUCH PRICES AND TERMS AS LESSOR DEEMS BEST, WITH OR WITHOUT HAVING THE PROPERTY PRESENT AT THE SALE. THE PROCEEDS OF THE SALE SHALL BE APPLIED FIRST TO THE NECESSARY AND PROPER EXPENSE OF REMOVING, STORING. AND SELLING SUCH PROPERTY, THEN TO THE PAYMENT OF ANY RENT DUE OR TO BECOME DUE UNDER THIS LEASE, WITH THE BALANCE, IF ANY, TO BE PAID TO LESSEE.

         (f) Cumulative Remedies. All rights and remedies of Lessor under this Article shall be cumulative, and none shall exclude any other right or remedy provided by law or by any other provision of this lease. All such rights and remedies may be exercised and enforced concurrently and whenever, and as often, as occasion for their exercise arises.

                                  Section XXII

                          Liability for Attorneys' Fees

          If Lessor files an action to enforce any covenant of this lease, or for breach of any covenant in the lease, Lessee agrees to pay Lessor reasonable attorneys' fees for the services of Lessor's attorney in the action, such fees to be fixed by the court.

                                  Section XXIII

                                     Notices

         Notices given pursuant to the provisions of this lease, or necessary to carry out its provisions, shall be in writing, and delivered personally to the person to whom the notice is to be given, or mailed postage prepaid, addressed to such person. Lessor's address for this purpose shall be P. 0. Box 1465, Graham, Young County, Texas 76450, or such other address as he may in writing designate to Lessee. Notices to Lessee may be addressed to Lessee at the premises leased.


                                  Section XXIV

                     Effect of Lessor's Waiver of Covenants

          Lessor's waiver of breach of one covenant or condition of this lease is not a waiver of breach of others, or of subsequent breach of the one waived. Lessor's acceptance of rent installments after breach is not a waiver of the breach, except of breach of the covenant to pay the rent installment or installments accepted.


                                   Section XXV

                    Binding Effect on Successors and Assigns

          This lease and the covenants and conditions of this lease apply to and are binding on the heirs, successors, executors, administrators, and assigns of the parties to this lease. In the event of the sale, merger, consolidation, dissolution, or other transformation of the structure of Lessee, it is hereby agreed, for the same consideration herein expressed, that the purchaser or surviving entity shall be responsible for and shall assume all of Lessee's duties and obligations under this lease.




                                  Section XXVII

                               Option to Purchase

          Lessor hereby grants to Lessee an option to purchase at any time Tracts One and Two and Tract Three which are the leased premises, together with all fixtures and other personal property located thereon, at any time during the primary term or any renewal period of this lease, provided that lease payments are then current. This option to purchase may be exercised by Lessee upon the giving of thirty (30) days' written notice to Lessor of Lessee's intent to exercise this option, identifying the tract or tracts to be purchased. In the event Lessee should elect to exercise this option, the purchase price upon the exercise of the option shall be $395,000.00 for Tract Two, $10,000.00 per acre for Tract One after survey establishing the exact acreage, and $300,000.00 for Tract Three. The option as to Tracts One and Two can only be exercised together. Lessee shall not be permitted to exercise any option to only Tract One or Tract Two without purchasing both. Tract Three may be purchased without purchase of Tracts One and Two. Tracts One and Two may be purchased without Tract Three.

          In the event of the exercise of this option as herein provided as to any of the tracts, this lease shall be deemed canceled in its entirety and Lessor agrees to convey the property as to which the option is exercised to Lessee by special warranty deed free and clear of all encumbrances except taxes and assessments which under this lease are to be paid by Lessee. Nothing herein shall be construed to prevent, prior to a consummation of the sale, Lessor's placing such deeds of trust on the property as Lessor may see fit, provided however, that such encumbrances shall not exceed the option purchase price at the time of the inception of such lien. Any encumbrance now or hereafter existing against the property, created by, for or on account of Lessor shall, however, so far as they constitute liens, at the consummation of the sale be discharged out of the purchase price so provided hereunder.

          In the event and on Lessee's exercise of the option to purchase the premises in the manner provided as to any of the tracts, a contract for the sale and purchase of the property shall exist, the relationship of Lessor and Lessee shall automatically terminate, and the Lessee shall be deemed in possession of the premises as a vendee under an executory contract as to the tracts for which an option is exercised and Lessee agrees to immediately surrender possession as to any tracts for which the option is not exercised. Whenever Lessee shall desire to exercise this option, Lessee shall give Lessor 30-days written notice! Lessor will within a reasonable time after receipt of such notice deliver, or cause to be delivered, to Lessee an owner's policy of title insurance issued by a mutually acceptable title insurance company. Defects in title, if any, shown by such report shall be remedied by Lessor within thirty (30) days of notice to Lessor of such defects and Lessor shall deliver to Lessee at the time of closing an owner's policy of title insurance issued by the company in the amount of the purchase price subject only to encumbrance, exceptions, and reservations herein mentioned. The purchase shall in any event be completed by conveyance of the property for which the option is exercised and payment of the purchase price within forty-five (45) days from delivery of notice of intent to exercise this option. Cost of any survey that may be required to determine acreage of Tract One will be shared equally by the parties.


                                  Section XXVII

                          Hazardous or Toxic Materials

          (a) In addition to (but not in lieu of) all other generally applicable requirements otherwise herein stated, Lessee shall also comply with all local, state and federal rules and regulations pertaining to hazardous or toxic materials. Further, Lessee does hereby agree to and does indemnify and hold Lessor harmless from any and all claims arising out of or connected in any manner with such hazardous or toxic materials or substances caused by the Lessee after the date of this lease. For the purpose of this agreement, the term "hazardous or toxic materials or substances" shall be interpreted to mean:

          i. Any substance, product, waste or other material that may give rise to liability under any laws statutory or common law court theory.

          ii. Asbestos

          iii.Any substance, product, waste or other material of any nature that is or becomes listed, regulated, or addressed under one or more of the following:

                   The Comprehensive Environmental Response Compensation, and Liability Act, referred to as "CERCLA" in Sections 9601 et seq of Title 42 of the United States Code The Hazardous
                   Materials Transportation Act, in Sections 1801 et seq of Title 49 of the United States Code. The Resource Conservation and Recovery Act, referred to as "RCRA" in Section 6901 et seq of Title 42 of the United States Code The Hazardous Substances Act, referred to as "H SA" in Sections 1261 et seq of Title 15 of the United States Code The Injection Well Act, in Texas Water Code Sections 27.002 et seq The Comprehensive' Municipal Solid Waste Management, Resource Recovery, and Conservation Act, in Texas Health and Safety Code, Sections
                   363.001 at seq The Hazardous Substance Act, in Texas Health and Safety Code, Sections 501.001 et seq The Water Quality Control Act, in Texas Water Code, Sections 26.001 et seq.

                   Any other federal or state law or local ordinance or other rule concerning hazardous, toxic or dangerous substances, waste or materials.

                                 Section XXVIII

                              Additional Provisions

          (a)  Texas Law  to   Apply. This agreement shall be construed   under,
and in accordance with, the laws of the State of Texas, and all obligations of the parties created by this lease are performable in Young County, Texas.

          (b) Legal Construction. In case any one or more of the provisions contained in this agreement shall for any reason be held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of the agreement, and this agreement shall be construed as if the invalid, illegal, or unenforceable provision had never been included in the agreement.

          (c) Prior Agreements Superseded. This agreement constitutes the sole and only agreement of the parties to the agreement and supersedes any prior understandings or written or oral agreements between the parties respecting the subject matter of this agreement.

          (d) Amendment. No amendment, modification, or alteration or the terms of this agreement shall be binding unless in writing, dated subsequent to the date of this agreement, and duly executed by the parties to this agreement.

          (e) Force Majeure. Neither Lessor nor Lessee shall be required to perform any term, condition, or covenant in this lease so long as such performance is delayed or prevented by force majeure, which shall mean acts of God, strikes, lockouts, material or labor restrictions by any governmental authority, civil riot, floods, and any other cause not reasonably within the control of Lessor or Lessee and which by the exercise of due diligence Lessor or Lessee is unable, wholly or in part, to prevent or overcome.

          (f) Time of the Essence. Time is of the essence of this lease.



EFFECTIVE June 1,1997, but EXECUTED by the Lessor and Lessee on the 4 day of June, 1997, at Graham, Texas.


                                          Lessor:
                                          GRAHAM INDUSTRIAL ASSOCIATION, INC.

                                          BY: /s/ Chuck Rosebrough
                                              ----------------------------------
                                               Chuck Rosebrough, Vice President

                                          Lessee:

                                          CAVALIER MANUFACTURING, INC.
                                          (Town & Country Homes Division)

                                          BY: /s/ A. Keith Finley
                                              ----------------------------------
                                             A. Keith Finley, Division President


STATE OFTEXAS
COUNTY OF YOUNG

                   This   instrument  was   acknowledged   before  me  by  Chuck
Rosebrough, Vice President of the GRAHAM INDUSTRIAL ASSOCIATION, INC., a Texas corporation, on Behalf of said corporation on the 4th day of June, 1997

                                /s/ Candice Todd
                          --------------------------------
                            Notary Public, State of Texas


My commission expires:      2-23-99
                          ------------

COUNTY OF YOUNG

                   This instrument was acknowledged before me by A. Keith Finley, Division President of CAVALIER MANUFACTURING, INC. (Town & Country Homes Division), a Texas corporation, on behalf of said corporation, on the day of June, 1997.
                                /s/ Candice Todd
                          --------------------------------
                            Notary Public, State of Texas


My commission expires:      2-23-99
                         ------------